Related-Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Related Party Transactions [Abstract]
Related-Party Transactions

20. RELATED-PARTY TRANSACTIONS

The Company engages a related party to provide Quality of Earnings reports on acquisition targets. The Company paid this related party approximately zero and $0.1 million during the three and nine months ended September 30, 2020 and $0.1 million and $0.4 million during the three and nine months ended September 30, 2019, respectively for its services. This expense is included within selling, general and administrative on the condensed consolidated statements of operations. As of September 30, 2020 and December 31, 2019, the Company had no significant unpaid invoices to this related party, which would be/are included in accounts payable and other accrued liabilities on the condensed consolidated statements of financial position. The related party used by the Company is partially owned through investment vehicles controlled by certain members of the Company’s Board of Directors.

During the three months ended September 30, 2020, the holder of the Redeemable Series A-1 Preferred Stock and Convertible and Redeemable A-2 Preferred Stock became a stockholder in the Company. On the redemption date of the Redeemable Series A-1 Preferred Stock (Note 15), the Company issued 1,786,739 shares of common stock as dividend payment. Additionally, this related party exercised its warrant options (Note 11), becoming the holder of 2,534,239 additional common shares. This related party owns 17.3% of the total common shares outstanding as of September 30, 2020.

22. RELATED-PARTY TRANSACTIONS

On July 5, 2013, the Company entered into an agreement with an entity owned and controlled by stockholders and directors of the Company to provide for the provision of certain advisory services (the “Monitoring Fee Agreement”).

On October 25, 2017, the Company entered into an agreement to amend the terms of the existing Monitoring Fee Agreement. The amendment provided for the payment of services under the original Monitoring Fee Agreement through September 30, 2018 (or earlier, upon the occurrence of certain triggering events) to be settled through the issuance of shares under the 2017 Stock Incentive Plan.

As a result, during 2017 the Company issued 175,625 restricted shares at with a fair market value of $13.64 per share in order to settle all fees payable through September 30, 2018. These restricted shares became fully vested on September 30, 2018. Total amortization expense recorded for the years ended December 31, 2018 related to the management agreement was $1.8 million, and is included in related-party expense on the accompanying consolidated statements of operations.

Furthermore, the Company engages a related party to provide Quality of Earnings reports on acquisition targets. During 2019 and 2018, the Company paid this related party approximately $0.5 million and $0.4 million, respectively, for its services. This expense is included within related-party expense on the consolidated statements of operations. As of December 31, 2018, the Company had $0.01 million, in unpaid invoices to this related party which are included in accounts payable and other accrued liabilities on the consolidated statements of financial position. As of December 31, 2019, there were no unpaid invoices. The related party used by the Company is partially owned through investment vehicles controlled by certain members of the Company’s board of directors.

During 2019, the Company received payment for the notes receivable outstanding from stockholders amounting to $0.1 million.